EXHIBIT 23.2










                              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1994 included in Lakeside Bancshares, Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.







                                                GRAGSON, CASIDAY & GUILLORY





            New Orleans, Louisiana

            August 5, 1994